SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Earliest Event Reported: July 29, 2004 (date of earliest event reported)



                    RESIDENTIAL ASSET SECURITIES CORPORATION
                   on behalf of the RASC Series 2004-KS7 Trust
               (Exact name of Registrant as Specified in Charter)

            Delaware                333-108865-02             51-0362653
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        (State or Other              (Commission           (I.R.S. Employer
 Jurisdiction of Incorporation)      File Number)       Identification Number)


     8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 857-7000
                                 --------------


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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Items 1 through 4, Item 6, Item 8 and Item 9 are not included because they are not applicable.

Item 5.    Other Events.
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On July 29, 2004, Residential Asset Securities Corporation caused the issuance and sale of the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2004, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the JPMorgan Chase Bank, as trustee.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)               Not applicable

(b)               Not applicable

(c) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

          10.1 Pooling and Servicing Agreement, dated as of April 1, 2004, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the JPMorgan Chase Bank, as trustee.

          10.2      Assignment  and  Assumption  Agreement,  dated  the July 29,
                    2004,   between    Residential   Funding   Corporation   and
                    Residential Asset Mortgage Products, Inc.

          10.3 Certificate Guaranty Insurance Policy No. 04030022 issued by Financial Guaranty Insurance Company in respect of Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7, Class A-I.

          10.4 Certificate Guaranty Insurance Policy No. 04030023 issued by Financial Guaranty Insurance Company in respect of the Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7, Class A-II.

                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             RESIDENTIAL ASSET SECURITIES CORPORATION



                             By:     /s/ Benita Bjorgo
                                  --------------------------------------
                             Name:  Benita Bjorgo
                             Title: Vice President



Dated:  August 12, 2004

EXHIBIT INDEX

Exhibit No.           Description of Exhibit

          10.1 Pooling and Servicing Agreement, dated as of April 1, 2004, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the JPMorgan Chase Bank, as trustee.

          10.2      Assignment  and  Assumption  Agreement,  dated  the July 29,
                    2004,   between    Residential   Funding   Corporation   and
                    Residential Asset Mortgage Products, Inc.

          10.3 Certificate Guaranty Insurance Policy No. 04030022 issued by Financial Guaranty Insurance Company in respect of Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7, Class A-I.

          10.4 Certificate Guaranty Insurance Policy No. 04030023 issued by Financial Guaranty Insurance Company in respect of the Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7, Class A-II.